Exhibit 10.1

SECOND AMENDMENT TO LEASE (NON-CPLV) AND RATIFICATION OF SNDA
THIS SECOND AMENDMENT TO LEASE (NON-CPLV) AND RATIFICATION OF SNDA (this “Agreement”), is made as of February 16, 2018, by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Landlord”), and CEOC, LLC, a Delaware limited liability company, and the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Tenant”) and with respect to Section 3 below, agreed and consented to by (i) Goldman Sachs Bank USA, as administrative agent for those certain lenders pursuant to the Credit Agreement (as defined below), a New York State-chartered bank (together with its successors and assigns in such capacity, “First Lien Agent”) and (ii) UMB Bank, National Association, as collateral agent for the Secured Parties (as defined in the Collateral Agreement (as defined below)), as beneficiary, assignee, and secured party (in such capacities and, together with its successors and assigns in such capacities, “Second Lien Agent” and, together with First Lien Agent, “Agent” or “Agents”).
RECITALS
A.Landlord and Tenant are parties to that certain LEASE (NON-CPLV) dated October 6, 2017 as amended by that certain First Amendment to Lease (Non-CPLV) dated December 22, 2017 (as amended, the “Lease”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Lease;
B.First Lien Agent and certain other lenders have made or intend to make a loan (the “Loan”) to an affiliate of the Landlord pursuant to the terms of that certain Credit Agreement, dated as of December 22, 2017, by and among VICI Properties 1 LLC, as the borrower, the First Lien Agent, and the other financial institutions party thereto from time to time (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), which Loan is intended to be secured by, among other things, one or more of the following:
(i)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Pottawattamie County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Council Bluffs First Mortgage”) encumbering the real property more particularly described on Exhibit A-1 annexed hereto and made a part hereof (the “Horseshoe Council Bluffs Property”);
(ii)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Pottawattamie County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Council Bluffs First Mortgage”) encumbering the real property more particularly described on Exhibit A-2 annexed hereto and made a part hereof (the “Harrah’s Council Bluffs Property”);
(iii)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Massac County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Metropolis First Mortgage”) encumbering the real property more particularly described on Exhibit A-3 annexed hereto and made a part hereof (the “Harrah’s Metropolis Property”);
(iv)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Harrison County Recorder’s Office and in the Floyd County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Southern Indiana First Mortgage”) encumbering the real property more particularly described on Exhibit A-4 annexed hereto and made a part hereof (the “Horseshoe Southern Indiana Property”);
(v)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Lake County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Hammond First Mortgage”) encumbering the real property more particularly described on Exhibit A-5 annexed hereto and made a part hereof (the “Horseshoe Hammond Property”);

(vi)that certain First Lien Multiple Indebtedness Mortgage, Security Agreement, and Pledge of Rents and Leases, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Bossier Parish Clerk of Court’s Office and in the Caddo Clerk of Court’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Bossier City First Mortgage”) encumbering the real property more particularly described on Exhibit A-6 annexed hereto and made a part hereof (the “Horseshoe Bossier City Property”);
(vii)that certain First Lien Multiple Indebtedness Mortgage, Security Agreement, and Pledge of Rents and Leases, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Caddo Clerk of Court’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Bossier City First Mortgage”) encumbering the real property more particularly described on Exhibit A-7 annexed hereto and made a part hereof (the “Harrah’s Bossier City Property”);
(viii) that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Clay County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s North Kansas City First Mortgage”) encumbering the real property more particularly described on Exhibit A-8 annexed hereto and made a part hereof (the “Harrah’s North Kansas City Property”);
(ix)that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Harrison County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Grand Biloxi First Mortgage”) encumbering the real property more particularly described on Exhibit A-9 annexed hereto and made a part hereof (the “Grand Biloxi Property”);
(x)that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Tunica County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Tunica First Mortgage”) encumbering the real property more particularly described on Exhibit A-10 annexed hereto and made a part hereof (the “Horseshoe Tunica Property”);
(xi)that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Tunica County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Tunica Roadhouse First Mortgage”) encumbering the real property more particularly described on Exhibit A-11 annexed hereto and made a part hereof (the “Tunica Roadhouse Property”);
(xii)that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Atlantic County Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Caesar’s Atlantic City First Mortgage”) encumbering the real property more particularly described on Exhibit A-12 annexed hereto and made a part hereof (the “Caesar’s Atlantic City Property”);
(xiii) that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Atlantic County Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Bally’s Atlantic City First Mortgage”) encumbering the real property more particularly described on Exhibit A-13 annexed hereto and made a part hereof (the “Bally’s Atlantic City Property”);
(xiv) that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Carson City Recorder’s Office, the Clark County Recorder’s Office and the Douglas County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Lake Tahoe First Mortgage”) encumbering the real property more particularly described on Exhibit A-14 annexed hereto and made a part hereof (the “Harrah’s Lake Tahoe Property”);
(xv)that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Carson City Recorder’s Office, the Clark County Recorder’s Office and the Douglas County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harvey’s Lake Tahoe First Mortgage”) encumbering the real property more particularly described on Exhibit A-15 annexed hereto and made a part hereof (the “Harvey’s Lake Tahoe Property”); and

(xvi)that certain First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Washoe County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Reno First Mortgage” and with Horseshoe Council Bluffs First Mortgage, Harrah’s Council Bluffs First Mortgage, Harrah’s Metropolis First Mortgage, Horseshoe Southern Indiana First Mortgage, Horseshoe Hammond First Mortgage, Horseshoe Bossier City First Mortgage, Harrah’s Bossier City First Mortgage, Harrah’s North Kansas City First Mortgage, Grand Biloxi First Mortgage, Horseshoe Tunica First Mortgage, Tunica Roadhouse First Mortgage, Caesar’s Atlantic City First Mortgage, Bally’s Atlantic City First Mortgage, Harrah’s Lake Tahoe First Mortgage and Harvey’s Lake Tahoe First Mortgage, individually a “First Mortgage” and collectively, the “First Mortgages”) encumbering the real property more particularly described on Exhibit A-16 annexed hereto and made a part hereof (the “Harrah’s Reno Property” and with the Horseshoe Council Bluffs Property, Harrah’s Council Bluffs Property, Harrah’s Metropolis Property, Horseshoe Southern Indiana Property, Horseshoe Hammond Property, Horseshoe Bossier City Property, Harrah’s Bossier City Property, Harrah’s North Kansas City Property, Grand Biloxi Property, Horseshoe Tunica Property, Tunica Roadhouse Property, Caesar’s Atlantic City Property, Bally’s Atlantic City Property, Harrah’s Lake Tahoe Property and Harvey’s Lake Tahoe Property, individually a “Leased Property” and collectively, the “Leased Property”);
C.Pursuant to that certain Indenture dated as of October 6, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Notes Indenture”), among VICI Properties 1 LLC, as the borrower, and VICI FC Inc., a Delaware corporation, as issuers (in such collective capacity, the “Issuers”), Agent, as trustee, and the other parties party thereto, the Issuers have agreed to issue a series of Notes (as defined in the Notes Indenture), which Notes are intended to be secured by, among other things, one or more of the following:
(i)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated on or about February 16, 2018 or thereafter, and then to be recorded in the Pottawattamie County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Council Bluffs Second Mortgage”) encumbering the Horseshoe Council Bluffs Property;
(ii)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated on or about February 16, 2018 or thereafter, and then to be recorded in the Pottawattamie County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Council Bluffs Second Mortgage”) encumbering the Harrah’s Council Bluffs Property;
(iii)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Massac County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Metropolis Second Mortgage”) encumbering the Harrah’s Metropolis Property;
(iv)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Harrison County Recorder’s Office and in the Floyd County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Southern Indiana Second Mortgage”) encumbering the Horseshoe Southern Indiana Property;
(v)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Lake County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Hammond Second Mortgage”) encumbering the Horseshoe Hammond Property;
(vi)that certain Second Lien Multiple Indebtedness Mortgage, Security Agreement, and Pledge of Rents and Leases, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Bossier Parish Clerk of Court’s Office and in the Caddo Clerk of Court’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Bossier City Second Mortgage”) encumbering the Horseshoe Bossier City Property;
(vii)that certain Second Lien Multiple Indebtedness Mortgage, Security Agreement, and Pledge of Rents and Leases, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Bossier Parish Clerk of Court’s Office and in the Caddo Clerk of Court’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Bossier City Second Mortgage”) encumbering the Harrah’s Bossier City Property;
(viii) that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Clay County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s North Kansas City Second Mortgage”) encumbering the Harrah’s North Kansas City Property;

(ix)that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Harrison County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Grand Biloxi Second Mortgage”) encumbering the Grand Biloxi Property;
(x)that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Tunica County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Horseshoe Tunica Second Mortgage”) encumbering the Horseshoe Tunica Property;
(xi)that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Tunica County Chancery Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Tunica Roadhouse Second Mortgage”) encumbering the Tunica Roadhouse Property;
(xii)that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Atlantic County Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Caesar’s Atlantic City Second Mortgage”) encumbering the Caesar’s Atlantic City Property;
(xiii) that certain Second Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Atlantic County Clerk’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Bally’s Atlantic City Second Mortgage”) encumbering the Bally’s Atlantic City Property;
(xiv) that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Carson City Recorder’s Office, the Clark County Recorder’s Office and the Douglas County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Lake Tahoe Second Mortgage”) encumbering the Harrah’s Lake Tahoe Property;
(xv)that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Carson City Recorder’s Office, the Clark County Recorder’s Office and the Douglas County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harvey’s Lake Tahoe Second Mortgage”) encumbering the Harvey’s Lake Tahoe Property; and
(xvi) that certain Second Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be dated on or about February 16, 2018 or thereafter, and then to be recorded in the Washoe County Recorder’s Office (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Harrah’s Reno Second Mortgage” and with the Horseshoe Council Bluffs Second Mortgage, Harrah’s Council Bluffs Second Mortgage, Harrah’s Metropolis Second Mortgage, Horseshoe Southern Indiana Second Mortgage, Horseshoe Hammond Second Mortgage, Horseshoe Bossier City Second Mortgage, Harrah’s Bossier City Second Mortgage, Harrah’s North Kansas City Second Mortgage, Grand Biloxi Second Mortgage, Horseshoe Tunica Second Mortgage, Tunica Roadhouse Second Mortgage, Caesar’s Atlantic City Second Mortgage, Bally’s Atlantic City Second Mortgage, Harrah’s Lake Tahoe Second Mortgage and Harvey’s Lake Tahoe Second Mortgage, individually a “Second Mortgage” and collectively, the “Second Mortgages”) encumbering the Harrah’s Reno Property;
D.Reference is made to that certain Collateral Agreement (Second Lien) dated as of October 6, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), made by and among, inter alios, the Issuers, each subsidiary of the Issuers party thereto, and Second Lien Agent;
E.Pursuant to Section 31.1 of the Lease, with respect to the subordination of Tenant’s leasehold interest under the Lease to the First Mortgages, Tenant has agreed to deliver each subordination, nondisturbance and attornment agreement described on the attached Exhibit B (collectively, the “First Mortgage SNDAs”), which will bind Tenant and each First Lien Agent and each of their successors and assigns as well as any person who acquires any portion of the Leased Property in a foreclosure of a First Mortgage or similar proceeding or in a transfer in lieu of any such foreclosure; and
F.Pursuant to Section 31.1 of the Lease, with respect to the subordination of Tenant’s leasehold interest under the Lease to the Second Mortgages, Tenant has agreed to deliver each subordination, nondisturbance and attornment agreement described on the attached Exhibit C (collectively, the “Second Mortgage SNDAs” and with the First Mortgage SNDAs, individually a “SNDA” and collectively, the “SNDAs”), which will bind Tenant and each Second Lien Agent and each of their successors and assigns as well as any person who acquires any portion of the Leased Property in a foreclosure of a Second Mortgage or similar proceeding or in a transfer in lieu of any such foreclosure; and
G.As more particularly set forth in this Agreement, (i) Landlord and Tenant desire in Section 1 of this Agreement to amend the Lease to address certain scrivener’s errors, (ii) Landlord and Tenant desire to ratify the SNDAs as provided in Section 2 of this Agreement, and (iii) Landlord, Tenant, First Lien Agent and Second Lien Agent desire to make certain acknowledgements with respect to the SNDAs as provided in Section 3 of this Agreement;
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties do hereby stipulate, covenant and agree as follows:
1.Amendment.
(a)The Lease is hereby amended as follows: the words “Year 8-10 Variable Rent” appearing in clauses (b)(ii)(B)(x) and (b)(ii)(B)(y) of the definition of “Rent” are hereby deleted and in each case replaced with “Second Variable Rent Base”.
(b)The Lease is hereby amended by replacing Schedule 2 (Ground Leases) attached thereto with the Schedule attached hereto as Exhibit D.
2.Ratification of the SNDAs.
(a)Each Tenant agrees that each Tenant that is executing any SNDA, as applicable, (i)  is authorized to execute such SNDA on behalf of all Tenants, and (ii) the obligations and actions in each SNDA are valid and legally binding upon all Tenants.
(b)Each Landlord agrees that each Landlord that is executing any SNDA, as applicable, (i)  is authorized to execute such SNDA on behalf of all Landlords, and (ii) the obligations and actions in each SNDA are valid and legally binding upon all Landlords.
3.Severance Leases.
(a)Notwithstanding anything to the contrary contained in this Agreement or in any First Mortgage SNDA, without any further action by First Lien Agent, each of First Lien Agent, each Tenant and each Landlord consents to any Severance Lease entered into in accordance with Article XVIII of the Lease (and pursuant to Section 5(b) of each Second Mortgage SNDA) which results from a foreclosure under a Second Mortgage and acknowledges that each such Severance Lease shall constitute a Severance Lease for all purposes of the Lease (including Section 18.2 of the Lease).
(b)Notwithstanding anything to the contrary contained in this Agreement or in any Second Mortgage SNDA, without any further action by Second Lien Agent, each of Second Lien Agent, each Tenant and each Landlord consents to any Severance Lease entered into in accordance with Article XVIII of the Lease (and pursuant to Section 5(b) of each First Mortgage SNDA) which results from a foreclosure under a First Mortgage and acknowledges that each such Severance Lease shall constitute a Severance Lease for all purposes of the Lease (including Section 18.2 of the Lease).
4.Miscellaneous.
a.This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Lease without regard to its conflicts of law principles. The Parties hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Agreement.
b.If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.
c.Neither this Agreement nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, waiver, discharge or termination is sought.
d.The paragraph headings and captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

e.This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
f.This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
g.Except as specifically modified in Section 1 of this Agreement, all of the provisions of the Lease remain unchanged and continue in full force and effect.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK][Signature page to Second Amendment to Lease (Non-CPLV) and Ratification of SNDA]1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

LANDLORD:
HORSESHOE COUNCIL BLUFFS LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S COUNCIL BLUFFS LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S METROPOLIS LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HORSESHOE SOUTHERN INDIANA LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

NEW HORSESHOE HAMMOND LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HORSESHOE BOSSIER CITY PROP LLC,
a Louisiana limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S BOSSIER CITY LLC,
a Louisiana limited liability company

By:_________________________________________
Name:
Title:

NEW HARRAH’S NORTH KANSAS CITY LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

GRAND BILOXI LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HORSESHOE TUNICA LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

NEW TUNICA ROADHOUSE LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

CAESARS ATLANTIC CITY LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

BALLY’S ATLANTIC CITY LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S LAKE TAHOE LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HARVEY’S LAKE TAHOE LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S RENO LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

BLUEGRASS DOWNS PROPERTY OWNER LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

VEGAS DEVELOPMENT LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

VEGAS OPERATING PROPERTY LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

MISCELLANEOUS LAND LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

PROPCO GULFPORT LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

[Signatures Continue on Following Pages]

TENANT:

CEOC, LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.,
a Delaware corporation

By:_________________________________________
Name:
Title:

HBR REALTY COMPANY LLC,
a Nevada limited liability company

By:_________________________________________
Name:
Title:

HARVEYS IOWA MANAGEMENT COMPANY LLC,
a Nevada limited liability company

By:_________________________________________
Name:
Title:

SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC,
an Illinois limited liability company

By:_________________________________________
Name:
Title:

CAESARS RIVERBOAT CASINO, LLC,
an Indiana limited liability company

By:_________________________________________
Name:
Title:

ROMAN HOLDING COMPANY OF INDIANA LLC,
an Indiana limited liability company

By:_________________________________________
Name:
Title:

HORSESHOE HAMMOND, LLC,
an Indiana limited liability company

By:_________________________________________
Name:
Title:

HORSESHOE ENTERTAINMENT,
a Louisiana limited partnership

By: New Gaming Capital Partnership,
a Nevada limited partnership
Its general partner

By: Horseshoe GP, LLC,
a Nevada limited liability company
Its general partner

By:_________________________________________
Name:
Title:

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C.,
a Louisiana limited liability company

By:_________________________________________
Name:
Title:

HARRAH’S NORTH KANSAS CITY LLC,
a Missouri limited liability company

By:_________________________________________
Name:
Title:

GRAND CASINOS OF BILOXI, LLC,
a Minnesota limited liability company

By:_________________________________________
Name:
Title:

ROBINSON PROPERTY GROUP LLC,
a Mississippi limited liability company

By:_________________________________________
Name:
Title:

TUNICA ROADHOUSE LLC,
a Delaware limited liability company

By:_________________________________________
Name:
Title:

BOARDWALK REGENCY LLC,
a New Jersey limited liability company

By:_________________________________________
Name:
Title:

CAESARS NEW JERSEY LLC,
a New Jersey limited liability company

By:_________________________________________
Name:
Title:

BALLY’S PARK PLACE LLC,
a New Jersey limited liability company

By:_________________________________________
Name:
Title:

HARVEYS TAHOE MANAGEMENT COMPANY LLC,
a Nevada limited liability company

By:_________________________________________
Name:
Title:

PLAYERS BLUEGRASS DOWNS, LLC,
a Kentucky limited liability company

By:_________________________________________
Name:
Title:

CASINO COMPUTER PROGRAMMING, INC.,
an Indiana corporation

By:_________________________________________
Name:
Title:

HARVEYS BR MANAGEMENT COMPANY, INC.,
a Nevada corporation

By:_________________________________________
Name:
Title:

HOLE IN THE WALL, LLC,
a Nevada limited liability company

By:_________________________________________
Name:
Title:

[Signatures Continue on Following Pages]

[Signature page to Second Amendment to Lease (Non-CPLV) and Ratification of SNDA]

WITH RESPECT TO SECTION 3 ONLY, AGREED AND CONSENTED TO BY
THE AGENTS:
GOLDMAN SACHS BANK USA,
a New York State-chartered bank

By:_________________________________________
Name:
Title:

UMB BANK, NATIONAL ASSOCIATION

By:_________________________________________
Name:
Title:

Schedule A
LANDLORD ENTITIES
Horseshoe Council Bluffs LLC
Harrah’s Council Bluffs LLC
Harrah’s Metropolis LLC
Horseshoe Southern Indiana LLC
New Horseshoe Hammond LLC
Horseshoe Bossier City Prop LLC
Harrah’s Bossier City LLC
New Harrah’s North Kansas City LLC
Grand Biloxi LLC
Horseshoe Tunica LLC
New Tunica Roadhouse LLC
Caesars Atlantic City LLC
Bally’s Atlantic City LLC
Harrah’s Lake Tahoe LLC
Harvey’s Lake Tahoe LLC
Harrah’s Reno LLC
Bluegrass Downs Property Owner LLC
Vegas Development LLC
Vegas Operating Property LLC
Miscellaneous Land LLC
Propco Gulfport LLC

Schedule B
TENANT ENTITIES
CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
Caesars Entertainment Operating Company, Inc.
HBR Realty Company LLC
Harveys Iowa Management Company LLC
Southern Illinois Riverboat/Casino Cruises LLC
Caesars Riverboat Casino LLC
Roman Holding Company of Indiana LLC
Horseshoe Hammond, LLC
Horseshoe Entertainment
Harrah’s Bossier City Investment Company, LLC
Harrah’s North Kansas City LLC
Grand Casinos of Biloxi, LLC
Robinson Property Group LLC
Tunica Roadhouse LLC
Boardwalk Regency LLC
Caesars New Jersey LLC
Bally’s Park Place LLC
Harveys Tahoe Management Company LLC
Players Bluegrass Downs LLC
Casino Computer Programming, Inc.
Harveys BR Management Company, Inc.
Hole in the Wall, LLC

Exhibits A-1 - A-16
LEGAL DESCRIPTION
[To be attached]

Exhibit B
FIRST MORTGAGE SNDAS
1.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Council Bluffs First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Horseshoe Council Bluffs LLC, as landlord, and HBR Realty Company LLC and Harveys BR Management Company, Inc., as tenants, relating to the Horseshoe Council Bluffs Property;
2.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Council Bluffs First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harrah’s Council Bluffs LLC, as landlord, and Harveys Iowa Management Company LLC and CEOC, LLC, as tenants, relating to the Harrah’s Council Bluffs Property;
3.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Metropolis First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harrah’s Metropolis LLC, as landlord, and Southern Illinois Riverboat/Casino Cruises LLC, as tenant, relating to the Harrah’s Metropolis Property;
4.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Southern Indiana First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Horseshoe Southern Indiana LLC, as landlord, and Caesars Riverboat Casino, LLC and Roman Holding Company of Indiana LLC, as tenants, relating to the Horseshoe Southern Indiana Property;
5.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Hammond First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, New Horseshoe Hammond LLC, as landlord, and Horseshoe Hammond, LLC, as tenant, relating to the Horseshoe Hammond Property;
6.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Bossier City First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Horseshoe Bossier City Prop LLC, as landlord, and Horseshoe Entertainment, as tenant, relating to the Horseshoe Bossier City Property;
7.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Bossier City First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harrah’s Bossier City LLC, as landlord, and Harrah’s Bossier City Investment Company, L.L.C., as tenant, relating to the Harrah’s Bossier City Property;
8.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s North Kansas City First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, New Harrah’s North Kansas City LLC, as landlord, and Harrah’s North Kansas City LLC and CEOC, LLC, as tenants, relating to the Harrah’s North Kansas City Property;
9.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Grand Biloxi First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Grand Biloxi LLC, as landlord, and Grand Casinos of Biloxi, LLC and Casino Computer Programming, Inc., as tenants, relating to the Grand Biloxi Casino Hotel Property;
10.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Tunica First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Horseshoe Tunica LLC, as landlord, and Robinson Property Group LLC, as tenant, relating to the Horseshoe Tunica Property;
11.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Tunica Roadhouse First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, New Tunica Roadhouse LLC, as landlord, and Tunica Roadhouse LLC, as tenant, relating to the Tunica Roadhouse Property;

12.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Caesars Atlantic City First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Caesars Atlantic City LLC, as landlord, and Boardwalk Regency LLC and Caesars New Jersey LLC, as tenants, relating to the Caesars Atlantic City Property;
13.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Bally’s Atlantic City First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Bally’s Atlantic City LLC, as landlord, and Bally’s Park Place LLC, as tenant, relating to the Bally’s Atlantic City Property;
14.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Lake Tahoe First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harrah’s Lake Tahoe LLC, as landlord, and Harveys Tahoe Management Company LLC and CEOC, LLC, as tenants, relating to the Harrah’s Lake Tahoe Property;
15.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harvey’s Lake Tahoe First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harvey’s Lake Tahoe LLC, as landlord, and Harveys Tahoe Management Company LLC, as tenant, relating to the Harvey’s Lake Tahoe Property;
16.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Reno First Mortgage, by and among Goldman Sachs Bank USA, as collateral agent, Harrah’s Reno LLC, as landlord, and CEOC, LLC, as tenant, relating to the Harrah’s Reno Property.

Exhibit C
SECOND MORTGAGE SNDAS
1.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Council Bluffs Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Horseshoe Council Bluffs LLC, as landlord, and HBR Realty Company LLC and Harveys BR Management Company, Inc., as tenants, relating to the Horseshoe Council Bluffs;
2.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Council Bluffs Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harrah’s Council Bluffs LLC, as landlord, and Harveys Iowa Management Company LLC and CEOC, LLC, as tenants, relating to the Harrah’s Council Bluffs Property;
3.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Metropolis Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harrah’s Metropolis LLC, as landlord, and Southern Illinois Riverboat/Casino Cruises LLC, as tenant, relating to the Harrah’s Metropolis Property;
4.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Southern Indiana Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Horseshoe Southern Indiana LLC, as landlord, and Caesars Riverboat Casino, LLC and Roman Holding Company of Indiana LLC, as tenants, relating to the Horseshoe Southern Indiana Property;
5.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Hammond Second Mortgage, by and among UMB Bank, National Association, as collateral agent, New Horseshoe Hammond LLC, as landlord, and Horseshoe Hammond, LLC, as tenant, relating to the Horseshoe Hammond Property;
6.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Bossier City Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Horseshoe Bossier City Prop LLC, as landlord, and Horseshoe Entertainment, as tenant, relating to the property known as Horseshoe Bossier City;
7.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Bossier City Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harrah’s Bossier City LLC, as landlord, and Harrah’s Bossier City Investment Company, L.L.C., as tenant, relating to the Harrah’s Bossier City;
8.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s North Kansas City Second Mortgage, by and among UMB Bank, National Association, as collateral agent, New Harrah’s North Kansas City LLC, as landlord, and Harrah’s North Kansas City LLC and CEOC, LLC, as tenants, relating to the Harrah’s North Kansas City Property;
9.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Grand Biloxi Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Grand Biloxi LLC, as landlord, and Grand Casinos of Biloxi, LLC and Casino Computer Programming, Inc., as tenants, relating to the Grand Biloxi Casino Hotel Property;
10.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Horseshoe Tunica Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Horseshoe Tunica LLC, as landlord, and Robinson Property Group LLC, as tenant, relating to the Horseshoe Tunica Property;
11.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Tunica Roadhouse Second Mortgage, by and among UMB Bank, National Association, as collateral agent, New Tunica Roadhouse LLC, as landlord, and Tunica Roadhouse LLC, as tenant, relating to the Tunica Roadhouse Property;

12.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Caesars Atlantic City Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Caesars Atlantic City LLC, as landlord, and Boardwalk Regency LLC and Caesars New Jersey LLC, as tenants, relating to the Caesars Atlantic City Property;
13.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Bally’s Atlantic City Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Bally’s Atlantic City LLC, as landlord, and Bally’s Park Place LLC, as tenant, relating to the Bally’s Atlantic City Property;
14.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Lake Tahoe Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harrah’s Lake Tahoe LLC, as landlord, and Harveys Tahoe Management Company LLC and CEOC, LLC, as tenants, relating to the Harrah’s Lake Tahoe Property;
15.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harvey’s Lake Tahoe Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harvey’s Lake Tahoe LLC, as landlord, and Harveys Tahoe Management Company LLC, as tenant, relating to the Harvey’s Lake Tahoe Property;
16.Subordination, Nondisturbance and Attornment Agreement, dated on or about even date with the Harrah’s Reno Second Mortgage, by and among UMB Bank, National Association, as collateral agent, Harrah’s Reno LLC, as landlord, and CEOC, LLC, as tenant, relating to the Harrah’s Reno Property.

Exhibit D
SCHEDULE 2
GROUND LEASES
Bluegrass Downs
Lease Agreement dated as of May 22, 1987, by and between the Inez Johnson, as landlord, and Coy Stacey and Bobby Dexter, as tenant, as assigned to Bluegrass Downs of Paducah, LTD, as of June 1, 1987, as further assigned to Players Bluegrass Downs, Inc. as of November 22, 1993
Leases dated as of July 31, 1987, by and between the Inez Johnson, as landlord, and Wayne and Gloria Simpson, as tenant, as assigned to Players Bluegrass Downs Inc., as of December 16, 1999, and as extended by that certain Extension of Lease Agreement dated as of September 8, 2017
Grand Biloxi
Public Trust Tidelands Lease dated November 16, 2015, and recorded December 1, 2015, by and between Secretary of State, for and on behalf of the State of Mississippi, as lessor, and Grand Casinos of Biloxi, LLC, as tenant
Ground Lease, dated June 23, 1992 , recorded on June 25, 1992 in Book 244 at Page 309, as amended by (i) that certain First Amendment to Ground Lease, dated November 9, 1992, evidenced of record by that Memorandum of First Amendment to Lease, dated February 1, 1993, recorded on February 5, 1993 in Deed Book 251 at Page 385, (ii) that certain Second Amendment to Lease Agreement, dated as of February 1, 1993, and recorded February 5, 1993, in Deed Book 251 at Page 593, and re-recorded [ ] in Deed Book 253 at Page 385, (iii) that certain Third Amendment to Ground Lease, dated as of July 31, 1998, and recorded August 7, 1998, at Deed Book 328, at Page 253, and (iv) that certain Addendum to Ground Lease, dated September 29, 2005, by and between Mavar, Inc. as landlord, and Grand Casinos of Biloxi, LLC, successor in interest to Grand Casinos of Mississippi, Inc. - Biloxi, as tenant
Harrah’s Airplane Hangar
Lease Agreement dated May 19, 1998, as amended pursuant to that certain First Amendment to Imperial Place Air, Ltd. Lease Agreement, dated September 21, 1999, and that certain Second Amendment to Imperial Palace Lease Agreement dated October 7, 2003, and as assigned pursuant to that certain Assignment and Assumption of Agreement dated December 12, 2005, and as further amended pursuant to that Third Amendment to Lease Agreement dated October 2, 2007, by and between the County of Clark, as lessor, and Caesar’s Entertainment Operating Company, Inc., successor in interest to Harrah’s Operating Company, Inc., successor in interest to Sunrise Hangar, LLC, as lessee
Harrah’s Council Bluffs
Sublease Agreement filed of record in Book 95 Page 21438 of the Pottawattamie County records, and later amended by First Amendment to Sublease Agreement filed of record May 4, 2011 in Book 2011 Page 5607 of the Pottawattamie County, Iowa
Harrah’s Metropolis
Lease, dated as of October 9, 1995, by and between the City of Metropolis, as landlord, and Southern Illinois Riverboat/Casino Cruises, Inc., as tenant, as amended by that certain First Amendment to Lease Agreement dated March 26, 2001, and that certain Second Amendment to Lease Agreement dated March 9, 2004
Lease, dated as of December 10, 1990, by and between the City of Metropolis as landlord, and Southern Illinois Riverboat/Casino Cruises, Inc. (as successor in interest to P.C.I., Inc., a Nevada corporation), as tenant as amended by that certain Amendment to Lease dated May 26, 1992, Amendment to Lease dated July 13, 1992, Amendment to Lease dated August 25, 1995, Amendment to Lease dated March 26, 2001, Amendment to Lease dated March 9, 2004 and Amendment to Lease dated September 13, 2004

Harrah’s North Kansas City
Ground Lease between Harrah’s North Kansas City LLC, a Missouri limited liability company, as successor-by-merger to Harrah’s North Kansas City Corporation, a Nevada corporation, as Lessee, and The City of North Kansas City, Missouri, as Lessor, dated July 12, 1993, as amended by that certain First Amendment to Ground Lease dated November 22, 1994, that certain Second Amendment to Ground Lease dated as of December 19, 1995, that certain Third Amendment to Ground Lease dated December 22, 1998, that certain Fourth Amendment to Ground Lease dated June 28, 2005, that certain Letter Re: Extension of that certain Ground Lease dated July 12, 1993, dated February 11, 2010, and that certain Letter Re: Extension of that certain Ground Lease dated July 12, 1993, dated October 14, 2014, and as evidenced by that certain Short Form Lease recorded July 28, 1993, in Book 2252, Page 712, of the Office of the Recorder of Deeds for Clay County, Missouri
Harvey’s Lake Tahoe
Parcel 1:
A Leasehold Estate as created and set forth in that certain unrecorded Lease, dated July 9, 1973, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee dated February 28, 1985 as disclosed by a MEMORANDUM OF LEASE, dated February 28, 1985 and recorded March 18, 1985, in Book 385, Page 1631, as Document No. 114959, and as modified by (i) an unrecorded Modification of Lease dated April 27, 1979, (ii) an unrecorded Second Amendment to Lease dated February 28, 1985, and (iii) by a unrecorded Third Amendment to the Parking Lease and Assignment of Leases dated June 1, 1997, as disclosed by a MEMORANDUM OF LEASE, dated February 11, 1998, recorded March 6, 1998 in Book 398, Page 1298, as Document No. 434235, and (iv) an unrecorded Fourth Amendment to Lease Agreement, effective as of September 1, 2014, by and between EDGEWOOD COMPANIES, formerly known as PARK CATTLE COMPANY, a Nevada Corporation, as Lessor and TAHOE GARAGE PROPCO, as Lessee and as assigned (x) by that certain unrecorded Assignment of Leases, effective June 1, 1997, where by HARVEY’S CASINO RESORTS, a Nevada corporation, formerly known as HARVEY’S WAGON WHEEL, INC., a Nevada corporation assigned to HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation and (y) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5387, as Document No. 716866 where HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation assigned to TAHOE PROPCO, LLC, a Delaware limited liability company and (z) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5393, as Document No. 716867 where TAHOE PROPCO, LLC, a Delaware limited liability company assigned to TAHOE GARAGE PROPCO, LLC, a Delaware limited liability Company as to Parcel 1; and
Parcel 2:
A Leasehold Estate as created and set forth in that certain unrecorded Lease, dated July 9April 17, 19731979, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee, as superseded by that certain Net Lease Agreement, dated February 1985, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee and by an unrecorded Modification of Lease dated February 28, 1985, as disclosed by a MEMORANDUM OF LEASE, recorded March 18, 1985, in Book 385, Page 1636, as Document No. 114960, and as modified by a unrecorded First Amendment to the Douglas County Greenbelt Lease Agreement dated June 1, 1997, as disclosed by a MEMORANDUM OF LEASE recorded March 6, 1998 in Book 398, Page 1288, as Document No. 434233, and as assigned (i) by that certain unrecorded Assignment of Leases, effective June 1, 1997, where by HARVEY’S CASINO RESORTS, a Nevada corporation, formerly known as HARVEY’S WAGON WHEEL, INC., a Nevada corporation assigned to HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation and (ii) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5387, as Document No. 716866 where HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation assigned to TAHOE PROPCO, LLC, a Delaware limited liability company and (iii) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5393, as Document No. 716867 where TAHOE PROPCO, LLC, a Delaware limited liability company assigned to TAHOE GARAGE PROPCO, LLC, a Delaware limited liability Company as to Parcel 2

A leasehold as created by that certain lease dated February 28, 1985, executed by Park Cattle Co., a Nevada corporation, as lessor, and Harvey’s Wagon Wheel, Inc., a Nevada corporation, as lessee, as referenced in the document entitled, “Memorandum of Lease”, which was recorded March 18, 1985 at Book 2410, Page 354, of Official Records, for the term, upon and subject to all the provisions contained in said document, and in said lease.
By First Amendment dated June 1, 1997, executed by Park Cattle Company, a Nevada corporation, as lessor and Harvey’s Casino Resorts, formerly known as Harvey’s Wagon Wheel, Inc., a Nevada corporation, lessee, said lease was modified, as disclosed by that certain Memorandum of Lease, recorded March 30, 1998 at Instrument No. 98-0016398-00, of Official Records.
By Assignment dated February 11, 1998, executed by Harvey’s Wagon Wheel, Inc., a Nevada corporation, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Harvey’s Tahoe Management Company, Inc., a Nevada corporation, as assignee, recorded March 30, 1998 at Instrument No. 98-0016398-00, of Official Records.
By Assignment dated January 30, 2008, executed by Harvey’s Tahoe Management Company, Inc., a Nevada corporation, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Tahoe Propco, LLC, a Delaware limited liability company, as assignee, recorded February 1, 2008 at Instrument No. 2008-0005109-00, of Official Records.
By Assignment dated January 30, 2008, executed by Tahoe Propco, LLC, a Delaware limited liability company, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Tahoe Garage Propco, LLC, a Delaware limited liability company, as assignee, recorded February 1, 2008 at Instrument No. 2008-0005108-00, of Official Records.
Horseshoe Bossier City
State of Louisiana Commercial Lease by and between State of Louisiana, State Land Office and Horseshoe Entertainment, a Louisiana Ltd. Partnership, dated July 6, 1994, recorded in the public records of Bossier Parish, Louisiana on July 13, 2004 as Registry No. 810117, as extended by that certain Letter RE: Renewal of Commercial Water Bottom Lease Contract No. 3000, dated June 30, 2014
Lease Agreement by and between Johnny Bonomo, Jr., and Mary C. Bonomo, and Horseshoe Entertainment, dated February 8, 1996
Horseshoe Hammond
Lease Agreement dated April 16, 2002, by and between the National Railroad Passenger Corporation (aka Amtrak), as landlord, and Horseshoe Hammond, LLC, as tenant, as extended by that certain Letter Re: Renewal of Lease Agreement, dated September 11, 2008, as amended pursuant to that certain First Amendment to Lease Agreement dated April 13, 2012, as amended pursuant to that certain Letter Re: Renewal of Lease Agreement dated January 10, 2017
License Agreement dated June 19, 1996, by and between the Department of Waterworks of the City of Hammond and the City of Hammond, Indiana, by and through its Department of Waterworks, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain First Amendment to Lease, dated April [ ], 2007
Lease (Casino and Parking) dated June 19, 1996, by and between City of Hammond, Department of Redevelopment, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain undated Amendment to Lease, that certain Second Amendment to Lease dated December 5, 2002, that certain Third Amendment to Lease dated December 5, 2006
License Agreement dated June 21, 1996, by and between Hammond Port Authority, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain Amendment to License Agreement, dated December 19, 2002.